SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.



                Date of Report (Date of Earliest event reported):
                                February 25, 1998


                          PRIDE AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)


Delaware                   0-24742                   13-3704059
State of                   Commission File           IRS Employer
Incorporation              Number.                   Identification No.



                Pride House, Watford Metro Centre, Tolpits Lane,
                     Watford Hertfordshire, England WD1 8SB

                     Address of principal executive offices

        Registrant's telephone number, including area code (800) 698-6590


                                      None
          (Former name or former address, if changed since last report)

Item 6. Resignation of Director

On February 25, 1998, Ivan Averbuch tendered his resignation as a director to the Company. Notwithstanding, Mr. Averbuch will continue to serve as the Chief Financial Officer of the Company

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized on the 25th of February, 1998.



                                         PRIDE AUTOMOTIVE GROUP, INC.



                                    By:  /s/ Alan Lubinsky
                                         Alan Lubinsky, President